UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant's telephone number, including area code: (813) 282-7870

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Funds

Annual Report

March 31, 2015

Gator Focus Fund

Institutional Class (GFFIX)

Investor Class (GFFAX)

Gator Opportunities Fund

Institutional Class (GTOIX)

Investor Class (GTOAX)

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MARCH 31, 2015

May 11, 2015

Dear Gator Focus Fund Shareholders:

We are pleased to provide you with the Gator Focus Fund’s (the “Focus Fund”) annual shareholder letter.  This letter covers the annual period for the fiscal year ending March 31, 2015. Below, we have provided an update regarding the Focus Fund’s performance, a summary investment thesis behind three new positions added during the period, and a list of the Focus Fund’s top ten equity holdings as of March 31, 2015.  We hope the overview and description of investment theses behind our recent purchases will illustrate the analysis we perform on positions purchased for the portfolio during this period.

Review of Performance

We believe the Focus Fund differentiates itself by holding a concentrated stock portfolio of relatively small companies which we generally hold for significant periods of time resulting in relatively low turnover. The Focus Fund has underperformed its benchmark, the Russell 2000 Index®, from the Focus Fund’s inception on April 24, 2013 through March 31, 2015. Returns for the Focus Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through March 31, 2015 are summarized below:

Performance Returns Through 03/31/15
				Annualized Since
	YTD	3 Months	1 Year	Inception
GFFIX (Institutional)	-4.04%	-4.04%	-8.97%	9.92%
GFFAX (Investor)	-4.06%	-4.06%	-9.14%	9.46%
Russell 2000 Index®	4.31%	4.31%	8.21%	18.27%

The Gator Focus Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Focus Fund ("the Fund") imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns on any shares incurring the redemption fee would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

The Gator Focus Fund is a non-diversified fund. In general, a non-diversified mutual fund may invest a greater percentage of its assets in a particular security and may own fewer securities than diversified mutual funds. Accordingly, a non-diversified mutual fund is generally subject to the risk that a large loss in an individual security will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The advisor has currently entered into a fee waiver agreement with the fund through 08/01/2024.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. It is used for comparison purposes only, and is not meant to be indicative of the Gator Focus Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

During the fiscal year we had a few strong performing investments, such as Prestige Brands, American Airlines and DineEquity.  Prestige Brands

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benefitted from the acquisition of Insight Pharmaceuticals.  American Airlines performed well as the company integrated the operations of legacy American and US Airways.  DineEquity shares rallied as the company posted strong same store sales growth at both IHOP and Applebee’s.

However, we also had positions that did not perform well, such as Cumulus Media, Rexx Energy and Fossil.  For example, Cumulus Media did not perform well as it reported lower EBITDA (Earnings before interest, taxes, depreciation, and amortization) due to turnover in the morning radio show talent in several large markets.  We exited our Cumulus Media position when we observed that the CFO sold shares even after the stock made a new low.

Rex Energy was another underperforming position in this period due to declining oil prices.  We continue to hold the Rex Energy position because of the progress they’ve made managing through the current period of declining energy prices.  Our Fossil position suffered from decelerating watch sales growth and investor concerns about competition from the Apple Watch.  We continue to hold our Fossil shares as the company has an attractive cash producing business and a strong track record of creating value.

New Positions

This section reviews our investment thesis for three new positions we purchased in the Fund between September 1, 2014 and March 31, 2015. At Gator, we are dedicated to a research-oriented investment approach.  To demonstrate our research integrated investment strategy, we would like to provide you with some insight into our analytical stock selection process.

As a reminder, the discussion of individual securities should not be construed as a recommendation to buy or sell such securities.

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Re/Max (NASDAQ: RMAX)

We purchased shares of Re/Max in October 2014.  Re/Max is a high-quality franchised real-estate brokerage business.  The company’s revenues are based mainly on the number of real estate agents working under the Re/Max banner.  Re/Max is a destination for high-producing agents because it has a higher payout ratio for commissions than competing real estate brokerage companies.  However, the company charges its agents a higher-fixed fee to operate under the Re/Max banner.  With this structure, real estate agents who have high productivity and are entrepreneurial are attracted to the Re/Max system.

We expect Re/Max to generate attractive growth.  As the housing markets continue to recover, we expect the number of Re/Max agents to grow in the mid-single digits.  Re/Max will grow as the overall real estate brokerage industry grows.  It should take share from other brokerages and as more agents achieve higher levels of productivity, they will be attracted to the higher payout model of Re/Max.  Re/Max runs a fixed cost structure, so as the top-line revenues grow, the company should show operating leverage on its base level of expenses.  For example in Q1 2015, Re/Max reported revenue growth of 5.6%, but operating income grew 21.1%.

Re/Max’s asset light financial model provides attractive economics for us as equity holders. Re/Max requires very little in the form of ongoing maintenance capital expenditure, so a high percentage of earnings are converted to free-cash flow.  Even though Re/Max has been public for less than 2 years, management has already shown a commitment to return cash to shareholders.  In March 2015, the company doubled the annual dividend paid to shareholders and announced an additional special dividend of $1.50 per share.

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Re/Max’s revenue model is less volatile than its competitors, but it is still exposed to long-term housing cycles.  Because Re/Max’s revenues are mostly dependent on the number of agents operating under the Re/Max banner, the company’s revenues are less likely to fluctuate with annual changes in home sales and home prices.  Real estate agents are unlikely to quit the business because of year-to-year fluctuations in volumes and/or prices.  However, when there is a significant housing cycle like in 2007-2012 and real estate agents leave the business, Re/Max’s revenues can still decline.  The good news is there has only been one significant housing cycle since World War II.

Re/Max has a potential for inorganic growth, but this will be an added bonus as an equity holder because it is impossible to predict.  Re/Max has 20 sub-franchisees.  These are companies that helped Re/Max to grow more rapidly in its early stages.  Re/Max could potentially negotiate to buy these companies, but the timing and price is uncertain.  If Re/Max were able to negotiate an acquisition, we would suspect the purchase prices would be below Re/Max’s public market valuation.

Re/Max is not a cheap stock, but it trades at a discount to other franchised businesses and we believe the sell-side is underestimating the operating leverage in the business model.  Re/Max trades at 13.3x Enterprise Value to Earnings Before Interest, Taxes, Depreciation and Amortization (EV/EBITDA) based on our estimates.

Janus Capital (NYSC: JNS)

We purchased shares of Janus Capital, the well-known mutual fund company, in October 2014.  We believe the company is in the midst of a turnaround of its equity business.  The CEO has started to build a solid track record of value enhancing strategic moves.  We do not believe the stock’s valuation reflects the improvements in the business and basic attractiveness of the business model.

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As Janus’s overall net investment flows change from out-flows to in-flows JNS’s stock multiple should expand.  Janus’s stock traded at a low (for an investment manager) 12.5x price to earnings ratio based on 2015 estimated earnings per share.   We believe this low multiple reflected persistent out-flows from the equities business.  If the fixed income franchise gains in-flows and the overall company flows become positive, we believe the multiple will expand to reflect these flows.  We think a 15x price to earnings multiple is more appropriate and in line with the rest of the investment management industry.

Janus’ equity business is in the midst of a turnaround.  Janus has three different equity businesses and each has had some level of outflows over the past five years.  We see the net out-flows beginning to dissipate in the Core/Growth franchise and we see a couple of the Core/Growth funds starting to attract assets such as the Janus Contrarian Fund and the Janus Research Fund.  The INTECH franchise has had breakeven flows.  However, the Value franchise has had persistent net out-flows, but this franchise is getting to the size ($12B) where it cannot continue to shrink at its current rate for much longer.  In this segment, the Perkins Small Cap Value Fund has had improved recent performance.  If flows turn positive in the equities business, we believe the market will assign a higher multiple on Janus’ stock price.

Dick Weil became CEO of Janus in 2010. During his tenure, Mr. Weil has made three significant strategic moves to enhance the company.  He is beginning to build a track record of sensible strategic deals.  We expect that he will continue to make franchise enhancing deals.

a.

Dai-Ichi Life Relationship - In 2012, Mr. Weil made an alliance with Dai-Ichi Life Insurance company whereby Dai-Ichi was able to purchase 20% of Janus and the companies would work together to distribute Janus investment products in Japan.

b.

Hiring of Bill Gross – Mr. Weil was able to hire Bill Gross from PIMCO.  The groundwork for this hire was laid as Mr. Weil

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previously worked for Mr. Gross at PIMCO prior to taking the CEO role at Janus.

c.

Acquisition of Velocity Shares – In October of 2014, Janus announced that it would acquire upstart ETF provider Velocity Shares.  We believe this low-cost acquisition gives Janus the intellectual capital to build their own ETF products.  The Janus distribution force will help expand Velocity Shares’ existing products.

As an investment manager, Janus’s business model is attractive.  The business has recurring revenue and low capital requirements.  Revenues grow at a rate of the market depending on whether there are in-flows or out-flows, but expenses do not increase proportionately, so the business has natural operating leverage.  The free cash is available to pay out to shareowners in the form of dividends or share repurchases.  Janus’ management has shown a willingness to do both.

Signature Group

We purchased shares in Signature Group in February.  Signature is the corporate shell of Fremont General, which was a subprime lender prior to the financial crisis.  Its primary asset was $13 per share of Net Operating Loss Carry Forwards.  Signature is led by Marc Broussard.  Mr. Broussard gained control of Signature in 2013 and plans to use it as a platform to acquire industrial businesses.  The company made its first acquisition in late February by purchasing an aluminum recycling business from Aleris.

We were first attracted to Signature Group because the company announced a rights offering to raise capital for the acquisition of the aluminum recycling business.  We believe rights offerings are an important corporate event for a few reasons:

1.

To us, a rights offering signals to us that the management team wants to raise capital in a manner that is fair to its existing

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shareholders.  While some other investors view rights offerings as dilutive, we believe the mechanism fairly keeps our ownership at least equal to our previous ownership percentage.

2.

The other aspect of rights offerings that we find attractive is the attachment of oversubscription rights.  These rights offer us the opportunity to purchase discounted stock if not all the other shareholders exercise their rights in the offering.  For example in the Signature Group rights offering, we were able to buy 50% more discounted shares than our allocation because other shareholders did not exercise their rights.

Signature’s acquisition of the aluminum recycling business has the characteristics of a publicly-traded leveraged buyout.  Signature paid 6.3x EBITDA (Earnings before Interest, Taxes, Depreciation, and Amortization) for the business.  Signature paid cash, but raised most of the cash through high-yield debt that is non-recourse to the holding company.  With the Net Operating Losses, we do not expect Signature Group to pay cash taxes for at least five years.  If the aluminum recycling business performs adequately, we believe the stock will generate attractive financial returns.  With the tailwind of additional aluminum going into the auto manufacturing process, we think there is a reasonable chance of upside from our expectations.

Fund’s Ten Largest Equity Positions:

American Airlines Group, Inc. (formerly US Airways)

Ryland Group, Inc.

EnLink Midstream LLC (formerly Crosstex Energy)

DineEquity, Inc.

Targa Resources Corp.

Sally Beauty Holdings, Inc.

Arris Group, Inc.

CIFC Corp.

BBX Capital Corporation

Janus Capital Group, Inc.

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Conclusion

We are working hard with our research-oriented investment approach.  We look forward to the rest of 2015 and the future. Thank you for entrusting us with a portion of your wealth.  It is our objective to make the Focus Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be

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worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and of ACC.

Contact Us

Gator Focus Fund

Mutual Shareholder Services

Derek Pilecki, Portfolio Manager

8000 Town Centre Drive, Suite 400

c/o Gator Capital Management, LLC

Broadview Heights, OH  44147

100 S. Ashley Dr., Ste. 895

(855) 270-2678

Tampa, FL 33602

(813) 282-7870

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May 15th, 2015

Dear Gator Opportunities Fund Shareholders:

We are pleased to provide you with the annual shareholder letter of the Gator Opportunities Fund (the “Fund”). This letter covers the period from April 1st, 2014 through March 31st, 2015. Below we have provided an update regarding the Fund’s performance, a review of the Fund's investment strategy, and a discussion of the Fund's key portfolio activities with a focus on recent developments since the last shareholder letter.

Review of Performance

We believe the Fund differentiates itself by investing in a concentrated equity portfolio of high quality small/mid-cap ("SMID-Cap") companies. We define high quality firms as those with successful business models and attractive economic returns, strong and sustainable competitive advantages, and shareholder-friendly management teams. We believe these characteristics will lead to the Fund's long-term outperformance, although it may lag its benchmark during shorter periods. Returns for the Fund and its primary benchmark, the Russell 2500 Index®, through March 31st, 2015 are summarized in the following table:

Performance Returns Through 03/31/15

				Annualized	Cumulative
				Since	Since
	YTD	3 Months	1 year	Inception	Inception
GTOIX (Institutional)	6.88%	6.88%	16.73%	20.61%	30.04%
GTOAX (Investor)	6.90%	6.90%	16.37%	20.34%	29.64%
Russell 2500 Index®	5.17%	5.17%	10.06%	12.19%	17.49%

The Gator Opportunities Fund’s inception date was November 5, 2013. Performance data quoted represents past performance- does not guarantee future results. The investment return and principal value of an investment will fluctuate so redeemed investor’s shares may be worth more or less than original cost. The Fund imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

The Russell 2500 Index® measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID”-cap. It is used for comparison purposes only, and is not meant to be indicative of the Fund’s performance, asset composition, or volatility. The performance of the Russell 2500 Index® is shown with all dividends reinvested and does not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

During the period from April 1st, 2014 through March 31st, 2015, the Fund delivered a total return of 16.73% (Institutional Class) / 16.37% (Investor Class) compared to its benchmark, the Russell 2500 Small/Mid-Cap Index®, which returned 10.06% during this period. Total return indicates the Fund's performance taking into consideration changes in the net asset value, accumulation and reinvestment of dividends, and their compounding effect over time.

The Fund's performance during this period was driven by stock selection as most portfolio positions contributed to capital gains and several top portfolio positions appreciated significantly. The Fund's performance

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also benefited from a portfolio tilt towards, and a market rise in, more cyclical sectors, particularly industrials and technology.

Major contributors to the Fund's performance during the annual period ending March 31st, 2015 included several top portfolio positions such as Tessera Technologies (TSRA), Jones Lang LaSalle (JLL), AMERCO (UHAL), Equifax (EFX), and DTS (DTSI). All of these firms reported results that exceeded Wall Street analyst and investor expectations. In addition, portfolio positions in Interxion (INXN), Orbital Sciences (ORB), Silicon Image (SIMG), and TRW Automotive (TRW) appreciated after these firms became merger and acquisition targets. The Fund subsequently sold most of its position in INXN and all of its positions in ORB, SIMG, and TRW as discussed below.

The only major detractor from the Fund's performance during this period was its position in United Rentals (URI), which was unable to convince investors that its energy-related sector exposure risk was modest despite reporting strong quarterly results and providing solid guidance. This risk seems manageable based on company performance and industry data to date, but is likely to linger as long as oil and gas prices remain subdued. The Fund ultimately exited its portfolio position in URI.

Investment Strategy

For the annual shareholder letter, we believe it is useful to provide a summary of the Fund's investment approach. In brief, the Fund strives to invest for the long-term on an opportunistic and pragmatic basis in a relatively concentrated set of public equities issued primarily by small/mid-cap firms that are domestically-listed and that we believe are high-quality with solid growth prospects yet undervalued based on fundamental analysis with perceived catalysts to close the valuation gap. The following points elaborate on the key characteristics of the Fund's investment strategy:

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•

Fundamentally-focused: The Fund invests based on in-depth research and "bottom-up" analysis of the business and prospects of each member of the portfolio.

•

Quality-driven: The Fund focuses on the equities of high-quality firms that we believe have "best-in-class" businesses characterized by strong and sustainable competitive advantages, attractive economic returns, and shareholder-friendly managements.

•

Valuation-sensitive: The Fund invests in equities that we believe offer a margin of safety (trading below estimated fair market value) and asymmetric risk/reward profiles (high upside return potential and low downside risk potential).

•

Growth-oriented: The Fund invests in the equities of firms that we believe offer sizable and visible long-term sales, earnings, and cash flow growth prospects.

•

Long-term-leaning: The Fund invests with a long-term view and prefers a multi-year time horizon for its greater analytical effectiveness and tax efficiency.

•

Concentrated positions: The Fund invests in a relatively focused equity portfolio with typically less than 40 holdings that are considered its "best ideas".

•

Catalyst-oriented: The Fund invests in equities of firms that we believe have key value-unlocking opportunities such as new products, technological innovations, or executive changes.

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•

SMID-Cap-focused: The Fund primarily invests in equities of SMID-Cap firms due to their typically greater growth, more focused businesses, more entrepreneurial managers, and higher odds of being acquired. SMID-Cap investing also benefits from a larger investable set and less efficient markets.

•

Domestically-listed: The Fund prefers to invest in domestically-listed equities due to their generally greater financial accounting rigor, compliance and governance requirements, reporting transparency, and trading liquidity.

We are often asked what makes the Fund's investment strategy unique. We believe the Fund's key differentiator is its relentless focus on high quality businesses. We view quality as a key determinant of business success that separates long-term investment winners from losers. Many other investment funds typically focus on either the growth or value attributes of a business, but less so on its quality. The Fund's other key differentiators include a flexible mandate to invest across all sectors and regions, a concentrated portfolio built independently of specific index benchmarks, alignment of financial interests between Fund management and investors, and the Portfolio Manager’s accessibility to investors.

While there are many factors that determine the quality of a business, the key attributes we look for in investments are as follows: 1) superior business models (e.g., stable and visible sales growth, profit margin scale and leverage, strong free cash flow generation) with high returns on investment; 2) strong and sustainable competitive advantages (e.g., business "moats" such as robust economies of scale, high switching costs, broad ecosystems, strong network effects); and 3) shareholder-friendly managements (e.g., strategically visionary, operationally effective, and financially prudent) that ideally have their own "skin in the game" via a substantial equity ownership stake and are focused on a

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return OF capital to shareholders as well as return ON capital to investors.

As a reminder, all investments have risks. Please see the "Risk Definitions and Disclosures" section at the bottom of this letter for more details on the investment risks in the Fund.

New Positions

The Fund's portfolio experienced a high level of activity during the annual period ending March 31st, 2015 in terms of both new positions initiated and existing positions closed. Significant additions during this period included Avid Technology (AVID), and Bottomline Technologies (EPAY). The following is a summary of the investment thesis for each major position initiated:

Avid Technology (NASDAQ: AVID)

•

Business summary: AVID is the leading global provider of technology solutions for media content creation, collaboration, distribution and monetization. AVID develops, sells, and supports both software and hardware to the $8 billion market for video and audio content production and management.

•

Key investment merits: AVID benefits from global market leadership, strong intellectual property, brand prestige, and a large and loyal user ecosystem in a world of ever-growing digital media content. AVID's products are widely regarded as "top of the line" and are used by all major film studios and a majority of leading global news networks and music creators. AVID also sports solid profitability (60%+ gross margin), generates improving free cash

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flows (3-5% free cash flow yield forecast for 2015), and has a healthy balance sheet ($25 million in cash with no debt). AVID's key growth driver is its new "Avid Everywhere" technology platform which covers the complete media content creation workflow, offers a recurring subscription revenue model, and broadens AVID's addressable market from large media firms to small and mid-size businesses and creative individuals. A new multi-year demand cycle driven by the media industry's transition to ultra-high definition television (UHD TV) broadcasting should also serve as a long-term growth driver.

•

Investment thesis: AVID is in the midst of a successful turnaround after years of mis-execution. Its previous management team made an ill-fated effort to enter the larger but more competitive digital media mass market, and it squandered significant shareholder capital on expensive acquisitions and excessive operating expenditures by doing so. AVID also underwent a lengthy and costly financial restatement due to accounting changes that impacted its prior revenue recognition practices. As a result AVID fell behind on its SEC filings, its shares were delisted from NASDAQ to the "over the counter" market, and it lost Wall Street analyst coverage. However, a new management team has reinvigorated AVID by refocusing its business strategy on its core customers, exiting from unprofitable products, improving growth and margins, completing the financial restatement, and regaining a NASDAQ listing.

•

Key valuation metrics: While AVID's share price has recovered somewhat since new management took the reins, we believe AVID is still very attractively valued at only 11 times calendar year (CY) 2015 and 9 times CY 2016 expected earnings (and 15 times CY 2015 and 13 times CY 2016 expected Free Cash Flow). AVID also trades at

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a 30% discount to peers such as Adobe and Belden. I believe AVID's stock should continue its recovery as the firm's cash flows and returns continue to improve, management reestablishes communications with institutional investors, and Wall Street analysts resume coverage.

•

Key investment catalysts: Potential catalysts include the sales ramp of new products introduced for the "Avid Everywhere" platform and the related growth in bookings and subscriptions. Other catalysts include continued cost reductions, and synergies from the recent accretive acquisition of Orad Hi-Tec Systems. Orad is a premier high-growth provider of state-of-the-art 3D real-time graphics and video servers.

•

Key investment risks: AVID may encounter increased competition from Adobe, Belden, and even Apple (at the low-end of the market), although AVID remains the high-end global leader in a market oligopoly and has partnered with its peers for interfaces to its new open platform. AVID’s management may also execute poorly on its many new growth and acquisition initiatives, even though they have been mostly successful to date. Finally, AVID may face a slower than expected media transition to UHD TV, although it has strong industry support and is not necessary for increasing AVID's new product and platform penetration.

Bottomline Technologies (NASDAQ: EPAY)

•

Business summary: EPAY is a premier global provider of digital hosted (cloud-based or software-as-a-service) financial transaction and document management solutions. EPAY's products automate and manage business-to-business financial invoicing, payments, and

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document archival and retrieval functions for businesses ranging from small- and mid-size firms to large corporations.

•

Investment thesis: EPAY benefits from a sizable customer base in large and fragmented market, a predictable business model, healthy margins, and a solid balance sheet. Following aggressive investments in new products and acquisitions that weighed on its profitability in recent years, EPAY is set to reaccelerate its organic revenue growth and deliver significant margin expansion.

•

Key investment merits: EPAY operates in a $5 billion market and has over 10,000 customers worldwide including 65 of the Fortune 100 firms in the US, 85 of the FTSE 100 firms in the UK, 15 of the top 25 global banks, and 15 of the top 25 healthcare providers. Key growth drivers include secular industry trends such as increased customer process outsourcing, continued customer transition to hosted offerings, new product introductions via internal development and recent acquisitions, and new sales distribution channels. EPAY has a predictable business model as it generates a large (~75%) and growing portion of sales from recurring revenue streams such as subscriptions and transactions. EPAY also has robust margins (~57% gross margin and ~18% operating margin) and EPAY has delivered consistent growth and profitability, including 17% CAGR for sales and 16% CAGR for operating income over the past 8 years. In addition, EPAY generates strong cash flows and has a solid balance sheet with debt only slightly exceeding cash.

•

Key valuation metrics: EPAY is attractively priced as it trades at less than19 times Fiscal year (FY) 2015 (ends June) earnings and under 17 times FY 2016 earnings despite its strong business franchise and robust long-term organic growth prospects (8-10% for sales growth

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or modestly above market expansion, and 10-15% growth for earnings with the benefit of margin leverage). EPAY also sports a reasonable 4% free cash flow yield.

•

Key investment catalysts: Potential catalysts include major new customer wins for key product platforms, the expansion of digital banking and security product sales via recent acquisitions, and progress towards management's long-term targets of 65% gross margin and 25% operating margin.

•

Key investment risks: EPAY could face increased competition (although EPAY's market is large and highly fragmented), poor integration of recent acquisitions (although EPAY management is an experienced acquirer), and weak execution on new product launches (although initial market acceptance has been strong).

Closed Positions

The Fund exited several positions during the period. The Fund exited its portfolio positions in Ambarella (AMBA), Foot Locker (FL), Himax Technologies (HIMX), Lannett (LCI), Plantronics (PLT) and Visteon (VC) as their stock prices appreciated over a relatively short period of time and substantially exceeded our estimates of their fair value. The Fund also sold its shares in Orbital Sciences (ORB), Silicon Image (SIMG) and TRW Automotive (TRW) to realize gains from stock price appreciation following their announced acquisitions by larger firms. In addition, the Fund sold most of its shares in Interxion (INXN) after its stock price appreciated following its announcement of a merger with a key competitor.

The Fund exited its portfolio positions in Entravision Communications (EVC), Genworth Financial (GNW) and Globalstar (GSAT) as our investment conviction in these businesses weakened following what we

GATOR OPPORTUNITIES FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2015

believed to be poor management execution and mounting growth and profitability concerns. The Fund exited its portfolio positions in Enservco (ENSV), Enersys (ENS), and Straight Path Communications (STRP) to free room in the portfolio for investments that we believe have more a more attractive risk and return profiles.  The Fund realized profits upon selling positions in American International Group (AIG), Corning (GLW), United Rentals (URI), and Whirlpool (WHR).   In addition, we exited positions in GenCorp (GY) and Oaktree (OAK) to opportunistically realize capital losses for tax purposes and hence partially offset the Fund's capital gains.

Conclusion

The Fund continued to perform in line with our expectations during the annual period ending March 31st, 2015. We firmly believe the Fund's investment strategy has the potential to offer superior risk-adjusted returns over the long-term, and we remain excited about the Fund's future prospects. Thank you for entrusting me with your investment, and we hope to compound it in the years to come.

Sincerely,

Lee Kronzon

Portfolio Manager

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

GATOR OPPORTUNITIES FUND

LETTER TO SHAREHOLDERS (CONTINUED)

MARCH 31, 2015

Mutual fund investing involves risk- may gain or lose value. Visit www.gatormutualfunds.com to obtain a copy of the prospectus. Prospectus contains investment objectives, risks, fees, and expenses. Read carefully before investing.

Arbor Court Capital, LLC serves as the Distributor for the Fund, member of FINRA.

Gator Opportunities Fund

Mutual Shareholder Services

Lee Kronzon, Portfolio Manager

8000 Town Centre Drive, Suite 400

c/o Gator Capital Management, LLC

Broadview Heights, OH 44147

100 S. Ashley Dr., Ste. 895

(855) 270-2678

Tampa, FL 33602

(813) 282-7870

(201) 258-3920

GATOR FOCUS FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

FOR THE PERIOD APRIL 24, 2013

(commencement of investment operations)

THROUGH MARCH 31, 2015

	One Year	Since Inception *	Ending Value
Gator Focus Fund - Institutional Class	-8.97%	9.92%	$120,070
Gator Focus Fund - Investor Class (**) (***)	-9.14%	9.52%	$11,909
Russell 2000 Index	8.21%	18.26%	$138,324

* Annualized

** Commencement of investment operations on April 29, 2013.

*** The minimum initial investment for the Investor Class shares is $5,000, so the ending dollar value is based on the growth of $10,000.

Cumulative Performance Comparison of $100,000 Investment

$160,000
$155,000
$150,000
$145,000
$140,000
$135,000
$130,000
$125,000
$120,000
$115,000
$110,000
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
Gator Focus Fund - Institutional Class
Russell 2000 Index
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15

This chart assumes an initial investment of $100,000 made in the Institutional Class shares on April 24, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The figures for the Russell 2000 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

GATOR OPPORTUNITIES FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

FOR THE PERIOD NOVEMBER 4, 2013

(commencement of investment operations)

THROUGH MARCH 31, 2015

	One Year	Since Inception *	Ending Value
Gator Opportunities Fund- Institutional Class	16.73%	20.59%	$130,030
Gator Opportunities Fund- Investor Class **	16.37%	20.34%	$12,964
Russell 2500 Index	10.06%	12.92%	$118,586

* Annualized

** The minimum initial investment for the Investor Class shares is $5,000, so the ending dollar value is based on the growth of $10,000.

Cumulative Performance Comparison of $100,000 Investment

This chart assumes an initial investment of $100,000 made in the Institutional Class shares on November 4, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.  The figures for the Russell 2500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

GATOR FOCUS FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
7.13%
Basic Materials
2.66%
Real Estate
7.21%
Cash Equivalent
5.55%
Industrials
7.42%
Healthcare
5.87%
Consumer Cyclical
29.58%
Financial Services
21.77%
Energy
12.81%

Sectors are categorized using Morningstar® classifications.

GATOR OPPORTUNITIES FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Cash Equivalent
8.08%
Communication Services
3.37%
Consumer Cyclical
8.16%
Energy
0.48%
Financial Services
13.23%
Healthcare
8.42%
Industrials
18.88%
Real Estate
1.79%
Technology
37.59%

Sectors are based on Morningstar® classifications.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

Shares		Value

COMMON STOCK - 92.11%

Air Transportation, Scheduled - 5.13%
5,125	American Airlines Group, Inc.	$ 270,498

Capital Markets - 4.05%
27,899	CIFC Corp.	213,427

Crude Petroleum & Natural Gas - 1.02%
14,400	Rex Energy Corp. *	53,568

Deep Sea Foreign Transportation of Freight - 2.30%
2,600	Teekay Corp.	121,082

Hospital & Medical Service Plans - 2.95%
1,700	Wellcare Health Plans, Inc. *	155,482

Hotels & Motels - 3.62%
12,200	Penn National Gaming, Inc. *	191,052

Investment Advice - 6.91%
11,300	Janus Capital Group, Inc.	194,247
1,300	Virtus Investment Partners, Inc.	170,001
		364,248
Insurance - 4.07%
1,300	Ambac Financial Group, Inc. *	31,460
3,600	Primerica, Inc.	183,240
		214,700
Metals & Mining - 2.66%
9,400	Suncoke Energy, Inc.	140,436

Natural Gas Transmission & Distribution - 11.79%
8,200	EnLink Midstream, LLC	266,828
2,400	ONEOK, Inc.	115,776
2,500	Targa Resources Corp.	239,475
		622,079
Operative Builders - 5.08%
5,500	Ryland Group, Inc.	268,070

Pharmaceutical Preparations - 2.93%
3,600	Prestige Brands Holdings, Inc. *	154,404

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

Radio & TV Broadcasting & Communications Equipment - 4.27%
7,800	Arris Group, Inc. *	$ 225,381

Real Estate Agents & Managers - 3.34%
5,300	Re/Max Holdings, Inc.	176,013

Retail-Eating Places - 7.67%
3,199	Bob Evans Farms, Inc.	147,986
2,400	DineEquity, Inc.	256,824
		404,810
Retail-Internet & Catalog - 3.18%
5,600	FTD Companies, Inc. *	167,664

Retail-Retail Stores, NEC - 4.36%
6,700	Sally Beauty Holdings, Inc. *	230,279

Retail-Women's Clothing Store - 2.38%
7,100	Chico's FAS, Inc.	125,599

Savings Institution, Federally Chartered - 3.88%
11,000	BBX Capital Corp. Class A *	204,600

Security Brokers, Dealers & Flotation Companies - 4.38%
4,046	Oppenheimer Holdings, Inc. Class A	94,919
2,400	Raymond James Financial, Inc.	136,272
		231,191
Watches, Clocks, Clockwork Operated Devices/Parts - 3.28%
2,100	Fossil Group, Inc. *	173,145

Wholesale-Electrical Apparatus & Equipment, Wiring Supplies - 2.86%
24,600	Signature Group Holdings, Inc. *	151,044

TOTAL FOR COMMON STOCK (Cost $4,856,196) - 92.11%		4,858,772

WARRANTS - 2.37%
9,300	Ambac Financial Group, Inc. *	124,992
TOTAL FOR WARRANTS (Cost $165,781) - 2.37%		124,992

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

SHORT-TERM INVESTMENT - 5.55%
292,674	Fidelity Money Market Fund - Institutional Class 0.01% (Cost $292,674)**	$ 292,674

TOTAL INVESTMENTS (Cost $5,314,651) - 100.03%		5,276,438

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.03)%		(1,708)

NET ASSETS - 100.00%		$ 5,274,730

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2015.

The accompanying notes are an integral part of these financial statements.

GATOR OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

Shares		Value

COMMON STOCK - 94.57%

Biotechnology - 2.55%
900	Emergent Biosolutions, Inc. *	$ 25,884

Blood Bank Services - 4.63%
9,200	China Cord Blood Corp. *	47,012

Communications Services, NEC - 5.03%
1,500	DigitalGlobe, Inc. *	51,105

Diversified Consumer Services - 0.71%
170	Sothebys	7,184

Electrical Equipment - 4.02%
1,200	DTS, Inc. *	40,884

Finance Services - 2.10%
2,050	JG Wentworth Co. Class A *	21,300

Household Audio & Video Equipment - 2.61%
470	Universal Electronics, Inc. *	26,527

Investment Advice - 7.51%
4,800	Fortress Investment Group, LLC Class A	38,736
4,100	Pzena Investment Management, Inc.	37,597
		76,333
Media - 5.36%
90	Liberty Broadband Corp. Class A *	5,083
82	Liberty Broadband Corp. Class C *	4,641
410	Liberty Media Corp. Class A *	15,805
400	Liberty Media Corp. Class C *	15,280
200	Loral Space & Communications, Inc. *	13,688
		54,497
Miscellaneous Chemical Products - 0.49%
340	Flotek Industries, Inc. *	5,012

Pharmaceuticals - 3.19%
230	Taro Pharmaceutical Industries Ltd. *	32,437

Photographic Equipment & Supplies - 2.20%
1,500	Avid Technology, Inc. *	22,350

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

GATOR OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

Professional Services - 8.22%
450	Equifax, Inc.	$ 41,850
2,900	RPX Corp. *	41,731
		83,581
Real Estate Agents & Managers - 1.84%
110	Jones Lang LaSalle, Inc.	18,744

Retail - Drug Stores & Proprietary Stores - 2.93%
8,500	Liberator Medical Holdings, Inc.	29,750

Search, Detection, Navigation, Guidance, Aeronautical Systems - 0.43%
140	Flir Systems, Inc.	4,379

Security & Commodity Brokers, Dealers, Exchanges & Services - 4.01%
800	Nasdaq OMX Group, Inc.	40,752

Semiconductors & Related Devices - 11.78%
100	IPG Photonics Corp. *	9,270
1,240	Kulicke & Soffa Industries, Inc. *	19,381
1,800	Rambus, Inc. *	22,635
1,700	Tessera Technologies, Inc.	68,476
		119,762
Services-Auto Rental & Leasing - 6.18%
190	Amerco	62,776

Services-Business Services - 1.32%
200	Stamps.com, Inc. *	13,458

Services-Computer Programming, Data Processing, Etc. - 3.97%
800	Interxion Holding NV (Netherlands) *	22,560
2,900	Simulations Plus, Inc.	17,806
		40,366
Services-Prepackaged Software - 13.49%
1,200	Bottomline Technologies, Inc. *	32,844
1,800	Computer Modelling Group Ltd.	18,067
1,310	Synopsys, Inc. *	60,679
2,400	Tivo, Inc. *	25,464
		137,054

TOTAL FOR COMMON STOCK (Cost $862,573) - 94.57%		961,147

* Represents non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

GATOR OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

SHORT-TERM INVESTMENT - 8.31%
84,488	Fidelity Money Market Fund - Institutional Class 0.01% (Cost $84,488) **	$ 84,488

TOTAL INVESTMENTS (Cost $947,061) - 102.88%		1,045,635

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.88)%		(29,263)

NET ASSETS - 100.00%		$ 1,016,372

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2015.

The accompanying notes are an integral part of these financial statements.

GATOR FUNDS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2015

Assets:	Focus Fund	Opportunities Fund
Investments in Securities, at Value (Cost $5,314,651 and $947,061, respectively)	$ 5,276,438	$ 1,045,635
Receivables:
Dividends and Interest	13,952	280
Portfolio Securities Sold	-	31,065
Prepaid Expenses	2,359	758
Total Assets	5,292,749	1,077,738
Liabilities:
Payables:
Advisory Fees	778	43
Administrative Fees	31	5
Distribution (12b-1) Fees	961	138
Trustee Fees	400	400
Portfolio Securities Purchased	-	45,624
Other Accrued Expenses	15,849	15,156
Total Liabilities	18,019	61,366
Net Assets	$ 5,274,730	$ 1,016,372

Net Assets Consist of:
Paid In Capital	$ 5,592,842	$ 887,310
Undistributed Net Investment Income	-	1,810
Accumulated Realized Gain (Loss) on Investments	(279,899)	28,678
Unrealized Appreciation (Depreciation) in Value of Investments	(38,213)	98,574
Net Assets	$ 5,274,730	$ 1,016,372

Institutional Class Shares:
Net Assets	$ 4,803,839	$ 813,535
Shares outstanding	404,428	63,837
Net asset value, offering price, and redemption price per share	$ 11.88	$ 12.74
(Unlimited shares authorized at no par value)
Short-term redemption price per share (($11.88 x 0.99) & ($12.74 x 0.99), respectively) *	$ 11.76	$ 12.61

Investor Class Shares:
Net Assets	$ 470,891	$ 202,837
Shares outstanding	39,815	15,971
Net asset value, offering price, and redemption price per share	$ 11.83	$ 12.70
(Unlimited shares authorized at no par value)
Short-term redemption price per share (($11.83 x 0.99) & ($12.70 x 0.99), respectively) *	$ 11.71	$ 12.57

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

GATOR FUNDS

STATEMENT OF OPERATIONS

        For the Year Ended March 31, 2015

Investment Income:	Focus Fund	Opportunities Fund
Dividends	$ 65,844	$ 6,608
Interest	164	44
Total Investment Income	66,008	6,652

Expenses:
Advisory Fees	51,537	6,528
Administrative Fees	3,600	3,600
Transfer Agent & Accounting Fees	22,540	19,393
Distribution (12b-1) Fees - Investor Class	1,155	158
Chief Compliance Officer Fees	15,250	12,000
Registration Fees	4,410	2,577
Audit Fees	10,000	10,000
Miscellaneous Fees	8,995	2,732
Trustee Fees	3,275	3,275
Custodial Fees	5,994	4,622
Legal Fees	34,607	25,247
Printing and Mailing	960	-
Total Expenses	162,323	90,132
Fees Waived and Reimbursed by the Adviser	(84,380)	(80,246)
Net Expenses	77,943	9,886

Net Investment Loss	(11,935)	(3,234)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(267,804)	35,835
Net Change in Unrealized Appreciation (Depreciation) on Investments	(264,435)	74,886
Net Realized and Unrealized Gain (Loss) on Investments	(532,239)	110,721

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (544,174)	$ 107,487

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended *
	March 31, 2015	March 31, 2014
Increase/(Decrease) in Net Assets From Operations:
Net Investment Loss	$ (11,935)	$ (7,428)
Net Realized Gain (Loss) on Investments	(267,804)	5,925
Net Change in Unrealized Appreciation (Depreciation) on Investments	(264,435)	226,222
Net Increase (Decrease) in Net Assets Resulting from Operations	(544,174)	224,719

Distributions to Shareholders:
Realized Gains	-	(14,496)
Total Distributions Paid to Shareholders	-	(14,496)

Capital Share Transactions:
Proceeds from Sale of Shares
Institutional Class	2,821,754	2,937,894
Investor Class	207,820	414,794
Shares Issued on Reinvestment of Distributions
Institutional Class	-	10,544
Investor Class	-	3,154
Cost of Shares Redeemed
Institutional Class	(760,339)	(10)
Investor Class	(104,220)	(22,789)
Early Redemption Fees	79	-
Net Increase from Shareholder Activity	2,165,094	3,343,587

Net Assets:
Net Increase in Net Assets	1,620,920	3,553,810
Beginning of Period	3,653,810	100,000
End of Period (Including Accumulated Net
Investment Loss of $0 and $(3,904), respectively)	$ 5,274,730	$ 3,653,810

Share Transactions:
Shares Sold
Institutional Class	218,156	237,565
Investor Class	16,638	33,406
Shares Issued on Reinvestment of Distributions
Institutional Class	-	820
Investor Class	-	246
Shares Redeemed
Institutional Class	(62,112)	(1)
Investor Class	(8,585)	(1,890)
Net Increase in Shares	164,097	270,146
Outstanding at Beginning of Period	280,146	10,000
Outstanding at End of Period	444,243	280,146

* For the period April 24, 2013 (commencement of investment operations) through March 31, 2014, for the Institutional Class.

   For the period April 29, 2013 (commencement of investment operations) through March 31, 2014, for the Investor Class.

The accompanying notes are an integral part of these financial statements.

GATOR OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended *
	March 31, 2015	March 31, 2014
Increase in Net Assets From Operations:
Net Investment Loss	$ (3,234)	$ (686)
Net Realized Gain on Investments	35,835	14,937
Net Change in Unrealized Appreciation on Investments	74,886	23,688
Net Increase in Net Assets Resulting from Operations	107,487	37,939

Distributions to Shareholders:
Realized Gains	(16,364)	-
Total Distributions Paid to Shareholders	(16,364)	-

Capital Share Transactions:
Proceeds from Sale of Shares
Institutional Class	376,965	519,996
Investor Class	247,145	25,900
Shares Issued on Reinvestment of Distributions
Institutional Class	13,474	-
Investor Class	1,372	-
Cost of Shares Redeemed
Institutional Class	(121,061)	(100,782)
Investor Class	(75,699)	-
Net Increase from Shareholder Activity	442,196	445,114

Net Assets:
Net Increase in Net Assets	533,319	483,053
Beginning of Period	483,053	-
End of Period (Including Accumulated Net
Investment Income (Loss) of $1,810 and $(584), respectively)	$ 1,016,372	$ 483,053

Share Transactions:
Shares Sold
Institutional Class	31,787	50,914
Investor Class	19,829	2,339
Shares Issued on Reinvestment of Distributions
Institutional Class	1,124	-
Investor Class	115	-
Shares Redeemed
Institutional Class	(10,088)	(9,900)
Investor Class	(6,312)	-
Net Increase in Shares	36,455	43,353
Outstanding at Beginning of Period	43,353	-
Outstanding at End of Period	79,808	43,353

* For the period November 4, 2013 (commencement of investment operations) through March 31, 2014, for the Institutional Class and for the Investor Class.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

 INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Year Ended	Period Ended	(a)
	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 13.05	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.03)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(1.14)	3.27
Total from Investment Operations	(1.17)	3.19

Distributions:
Realized Gain	-	(0.14)
Total Distributions	-	(0.14)

Net Asset Value, at End of Period	$ 11.88	$ 13.05

Total Return **	(8.97)%	31.90%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,804	$ 3,240
Before Waiver
Ratio of Expenses to Average Net Assets	3.12%	16.72%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.84)%	(15.98)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	1.49%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.21)%	(0.75)%	(c)
Portfolio Turnover	29.55%	84.54%	(b)

(a) For the period April 24, 2013 (commencement of investment operations) through March 31, 2014.

(b) Not Annualized

(c) Annualized

* Per share net investment loss has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an  investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

GATOR FOCUS FUND

 INVESTOR CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Year Ended	Period Ended	(a)
	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 13.02	$ 10.04

Income From Investment Operations:
Net Investment Loss *	(0.06)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(1.13)	3.23
Total from Investment Operations	(1.19)	3.12

Distributions:
Realized Gain	-	(0.14)
Total Distributions	-	(0.14)

Net Asset Value, at End of Period	$ 11.83	$ 13.02

Total Return **	(9.14)%	31.07%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 471	$ 413
Before Waiver
Ratio of Expenses to Average Net Assets	3.41%	7.42%	(c)
Ratio of Net Investment Loss to Average Net Assets	(2.13)%	(6.75)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%	1.74%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.46)%	(1.07)%	(c)
Portfolio Turnover	29.55%	84.54%	(b)

(a) For the period April 29, 2013 (commencement of investment operations) through March 31, 2014.

(b) Not Annualized

(c) Annualized

* Per share net investment loss has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

GATOR OPPORTUNITIES FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Year Ended	Period Ended	(a)
	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 11.14	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.06)	(0.02)
Net Realized and Unrealized Gain on Investments	1.91	1.16
Total from Investment Operations	1.85	1.14

Distributions:
Realized Gain	(0.25)	-
Total Distributions	(0.25)	-

Net Asset Value, at End of Period	$ 12.74	$ 11.14

Total Return **	16.73%	11.40%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 814	$ 457
Before Waiver
Ratio of Expenses to Average Net Assets	13.98%	41.73%	(c)
Ratio of Net Investment Loss to Average Net Assets	(12.97)%	(40.66)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	1.49%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.48)%	(0.42)%	(c)
Portfolio Turnover	80.26%	43.28%	(b)

(a) For the period November 4, 2013 (commencement of investment operations) through March 31, 2014.

(b) Not Annualized

(c) Annualized

* Per share net investment loss has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

GATOR OPPORTUNITIES FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Year Ended	Period Ended	(a)
	March 31, 2015	March 31, 2014

Net Asset Value, at Beginning of Period	$ 11.14	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.08)	(0.05)
Net Realized and Unrealized Gain on Investments	1.89	1.19
Total from Investment Operations	1.81	1.14

Distributions:
Realized Gain	(0.25)	-
Total Distributions	(0.25)	-

Net Asset Value, at End of Period	$ 12.70	$ 11.14

Total Return **	16.37%	11.40%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 203	$ 26
Before Waiver
Ratio of Expenses to Average Net Assets	11.83%	39.84%	(c)
Ratio of Net Investment Loss to Average Net Assets	(10.77)%	(39.13)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.74%	1.74%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.68)%	(1.03)%	(c)
Portfolio Turnover	80.26%	43.28%	(b)

(a) For the period November 4, 2013 (commencement of investment operations) through March 31, 2014.

(b) Not Annualized

(c) Annualized

* Per share net investment loss has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these financial statements.

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The Gator Funds (the “Funds”) are two series currently authorized by the Trustees.  The series currently authorized are the Gator Focus Fund (the “Focus Fund”) and the Gator Opportunities Fund (the “Opportunities Fund”).  Both series currently have two classes, the Institutional Class and the Investor Class.  The Funds are non-diversified. The Investment Adviser to the Funds is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Focus Fund - the Institutional Class commenced investment operations on April 24, 2013.  The Investor Class commenced investment operations on April 29, 2013.

For the Opportunities Fund - the Institutional Class and Investor Class commenced investment operations on November 4, 2013.

The Funds’ investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Funds maintain cash in accounts at a custodian bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income; if any to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

The Funds recognize the tax benefits of certain tax positions only where the position are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ 2014 tax returns and expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2015, the Funds did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the respective Fund.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis, as determined by the Board of Trustees (the “Board”).

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NYSE is currently closed on weekend days and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The NAV is determined by totaling the value of

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

all portfolio securities, cash and other assets held by each respective Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Funds will impose a redemption fee, on both classes, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by the Fund. There was $79 in redemption fees collected for the Focus Fund, and $0 for the Opportunities Fund during the year ended March 31, 2015.

OTHER: The Funds record security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value at $1 NAV provided by the service agent of the Funds. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as level 2 or level 3, when appropriate.

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

The following table summarizes the inputs used to value the Funds assets measured at fair value as of March 31, 2015:

Focus Fund

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,858,772	$ -	$ -	$ 4,858,772
Warrants	124,992	-	-	124,992
Short-Term Investment	292,674	-	-	292,674
Total	$ 5,276,438	$ -	$ -	$ 5,276,438

Opportunities Fund

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 961,147	$ -	$ -	$ 961,147
Short-Term Investment	84,488	-	-	84,488
Total	$ 1,045,635	$ -	$ -	$ 1,045,635

The Funds did not hold any Level 3 assets (those valued using significant unobservable inputs) during the year ended March 31, 2015. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Funds did not hold any derivative instruments at any time during the year ended March 31, 2015. For more detail on the industry classification of investments, please refer to each respective Fund’s Schedule of Investments. The Funds had no transfers into Level 2 or Level 3 during the year ended March 31, 2015. It is the Funds’ policy to consider transfers into or out of the levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Funds. Subject to the supervision and direction of the Trustees, the Adviser manages the Funds investments to be sure they are made in accordance with each Fund’s stated investment objectives and policies. The fees paid to the Adviser are governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Funds, and the Adviser. Pursuant to the Management Agreement, the Funds pay the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.00% of each Fund's average daily net assets.

For the year ended March 31, 2015, the Adviser earned $51,537 from the Focus Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $84,380 in expenses pursuant to the Expense Limitation Agreement.  At March 31, 2015, the Focus Fund owed the Adviser $778 for advisory fees.

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

For the year ended March 31, 2015, the Adviser earned $6,528 from the Opportunities Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $80,246 in expenses pursuant to the Expense Limitation Agreement.  At March 31, 2015, the Opportunities Fund owed the Adviser $43 for advisory fees.

The Adviser has contractually agreed to waive or reimburse expenses, through August 1, 2024 for the Focus Fund and August 1, 2017 for the Opportunities Fund, to ensure that total annual Fund operating expenses of the Funds after fee waivers and reimbursements (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to each respective Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Funds within three years after the end of the fiscal year in which the waiver or reimbursement occurs, if such recoupment can be achieved within the foregoing expense limit.  Below is a table that shows the amounts that the Adviser has available for recoupment and the expiration dates of such amounts.  This agreement may be terminated only by the Funds’ Board of Trustees, on 60 days written notice to the Funds’ Adviser.  At March 31, 2015, the expense waivers subject to recoupment were as follows:

Focus Fund

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2014	March 31, 2017	$170,994 *

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2015	March 31, 2018	$84,380

* This amount includes $36,462 from offering costs and $40,098 in organizational costs, which remain subject to recoupment by the Adviser.

Opportunities Fund

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2014	March 31, 2017	$65,365

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2015	March 31, 2018	$80,246

5.  DISTRIBUTION (12B-1) PLAN

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Investor Class shares.  Pursuant to the Distribution Plan, the Funds compensate the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Funds’ Investor

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

Class shares.  The Distribution Plan provides that the Funds may pay annually up to 0.25% of the average daily net assets of each Fund’s Investor Class.

For the year ended March 31, 2015, the Focus Fund, Investor Class shares, incurred $1,155 in distribution fees.  At March 31, 2015, the Focus Fund owed $961 in distribution fees.

For the year ended March 31, 2015, the Opportunities Fund, Investor Class shares, incurred $158 in distribution fees.  At March 31, 2015, the Opportunities Fund owed $138 in distribution fees.

6.  INVESTMENTS

For the year ended March 31, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $3,473,578 and $1,474,558, respectively for the Focus Fund.

For the year ended March 31, 2015, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $916,429 and $496,228, respectively for the Opportunities Fund.

7.  TAX MATTERS

Focus Fund

For Federal income tax purposes, the cost of investments owned at March 31, 2015, was $5,314,651. At March 31, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 576,030
Gross unrealized depreciation on investment securities	(614,243)
Net unrealized depreciation on investment securities	$(38,213)

For the year ended March 31, 2015, the Fund recorded the following reclassifications to the accounts listed below.  The reclassifications were primarily the result of the treatment of net operating losses.

Decrease Paid-in Capital	Increase Accumulated Net Investment Income (Loss)
$(15,839)	$15,839

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

As of March 31, 2015 the components of accumulated earnings on a tax basis were as follows:

Net unrealized depreciation

$  (38,213)

Capital Losses Carried Forward

  (279,899)

Total

$(318,112)

The Focus Fund did not pay any distributions for the year ended March 31, 2015.

Tax character of the distributions paid during the period ended March 31, 2014 was as follows:

Ordinary Income	$14,496
Realized Gains	$ 0

Opportunities Fund

For Federal income tax purposes, the cost of investments owned at March 31, 2015, was $945,422. At March 31, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$ 117,847
Gross unrealized depreciation on investment securities	(17,634)
Net unrealized appreciation on investment securities	$ 100,213

For the year ended March 31, 2015, the Fund recorded the following reclassifications to the accounts listed below.  The reclassifications were primarily the result of the treatment of net operating losses.

Increase Accumulated Net Investment Income (Loss)	Decrease Accumulated Realized Gain (Loss) on Investments
$5,628	$(5,628)

As of March 31, 2015 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

  $ 100,213

Undistributed Net Investment Income

        9,300

Accumulated Realized Gain on Investments

      19,549

Total

  $129,062

GATOR FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to partnership adjustments and wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by these figures.

Tax character of the distributions paid during the year ended March 31, 2015 was as follows:

Ordinary Income	$16,364

The Opportunities Fund did not pay any distributions for the period ended March 31, 2014.

8.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2015, Charles Schwab & Co., for the benefit of its customers, owned approximately 55.51% of the Focus Fund.  As of March 31, 2015, the Kronzon family owned approximately 35.74% of the Opportunities Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Gator Focus Fund and Gator Opportunities Fund

and the Board of Trustees of Gator Series Trust

We have audited the accompanying statements of assets and liabilities of the Gator Focus Fund and Gator Opportunities Fund (the "Funds"), each a series of shares of beneficial interest in the Gator Series Trust, including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period April 24, 2013 (commencement of operations for Focus Fund) and November 4, 2013 (commencement of operations for Opportunities Fund) through March 31, 2014.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gator Focus Fund and Gator Opportunities Fund as of March 31, 2015, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods referred to above in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 29, 2015

GATOR FUNDS

EXPENSE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

Expense Example

 As a shareholder of the Gator Focus Fund or the Gator Opportunities Fund (the "Funds"), you incur  two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GATOR FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

MARCH 31, 2015 (UNAUDITED)

Gator Focus Fund:

Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$960.39	$7.28
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.49

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$959.45	$8.50
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.26	$8.75

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Gator Opportunities Fund:

Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$1,112.38	$7.85
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.49

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$1,110.84	$9.16
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.26	$8.75

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

GATOR FUNDS

TRUSTEES & OFFICERS

MARCH 31, 2015 (UNAUDITED)

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their ages and addresses, their present positions with the Trust or the Funds, and their principal occupations during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During Past 5 Years
Independent Trustees
Rhett E. Ingerick 100 South Ashley Drive, Suite 895 Tampa, FL 33602 Age: 40	Trustee	Since Inception; Indefinite	Senior Integration Developer, The Talbots, Inc. (2014-present); Software Developer, Kforce Inc. (1999-2014).	Two	None
Bevin E. Newton 100 South Ashley Drive, Suite 895 Tampa, FL 33602 Age: 44	Trustee	Since Inception; Indefinite	Executive Director, The Roswell United Methodist Church Foundation (2012-present); Choreographer and Ballet Teacher, Cartersville School of Ballet/Cartersville City Ballet (2004-2014).	Two	None
Interested Trustee*
Derek Pilecki 100 S. Ashley Drive, Suite 895 Tampa, FL 33602 Age: 44	Trustee - Officer; President and Secretary	Trustee -Since Inception; Officer – Since February 2014; Indefinite	President and Chief Investment Officer for the Adviser (2008 – present); Co-Chair of the Investment Committee for the Growth Team and Portfolio Manager at Goldman Sachs Asset Management (2002 – 2008).	Two	None
Officers
Erik Anderson 100 S. Ashley Dr., Suite 895 Tampa, Fl 33602 Age: 38	Treasurer	Since February 2014	Chief Financial Officer for the Adviser (2012-present); Chief Financial Officer of Praesidis Advisors LLC (2008-present).	N/A	None
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Age: 58	Chief Compliance Officer	Since Inception	President and Founder of Beacon Compliance Consulting, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an employee of the Adviser.

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Portfolio Holdings – The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Funds’ use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Funds voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Gator Funds

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

FY 2015

$ 20,000

FY 2014

$ 20,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2015

$ 0

$ 0

FY 2014

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2015

$ 4,000

$ 0

FY 2014

$ 4,000

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2015

$ 0

$ 0

FY 2014

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 4,000

FY 2014

$ 4,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

GATOR FUNDS

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: June 5, 2015

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: June 5, 2015